SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 26, 2004


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000









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Item 7.  Financial Statements and Exhibits

(c) Exhibit 99 - Registrant's 2004 Second Quarter Earnings Release and letter to shareholders.

Item 12. Results of Operations and Financial Condition.

Second Quarter Earnings

         Please see Exhibit 99 for the Registrant's 2004 second quarter earnings release and letter to shareholders.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date:  July 27, 2004            By: /s/ Ronald K. Earnest
                                    --------------------------------------------
                                    Ronald K. Earnest
                                    President




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                                  EXHIBIT INDEX

Exhibit 99 Registrant's 2004 Second Quarter Earnings Release and letter to shareholders.